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                                                                   EXHIBIT 10.29

                              DRYPERS CORPORATION

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


          1. PURPOSE. The 1996 Non-Employee Director Stock Option Plan (the "Plan") is to benefit Drypers Corporation (the "Company") by offering its non-employee directors (the "Eligible Directors") an opportunity to become owners of the Common Stock, $.001 par value, of the Company (the "Stock") and is intended to advance the best interests of the Company by increasing their proprietary interests in the Company by increasing their proprietary interest in the success of the Company and its subsidiary corporations.

          2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the terms of the Plan, the Board shall have the power to construe the provisions of the Plan, or of options granted hereunder (the "Options"), to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Board deems desirable.

          3. AVAILABLE SHARES. The total amount of the Stock with respect to which Options that may be granted under this Plan shall not exceed in the aggregate 250,000 shares; provided, that the class and aggregate number of shares of Stock with respect to which Options may be granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option for any reason shall expire or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option or Options under the Plan.

          4. AUTHORITY TO GRANT OPTIONS AND STOCK. All Options granted under the Plan shall be non-qualified stock options. No Options shall be granted under the Plan subsequent to March 29, 2006. The only Options under the Plan that may be granted are those that are granted after both adoption of the Plan and approval thereof by the stockholders of the Company within twelve months after the date of such adoption, all as provided in Paragraph 19 hereof.

          5. ELIGIBILITY FOR STOCK OPTIONS. Except as specifically provided below, the individuals who shall be eligible to receive Options under the Plan shall be Eligible Directors of the Company.

          6.  OPTION GRANT SIZE AND GRANT DATES.

          Initial Grants -- An Option to purchase (a) 1,000 shares of Stock (as adjusted pursuant to Paragraph 16) shall be granted to each Eligible Director, other than Eligible Directors on the date the Plan is adopted, on the day following the annual meeting of stockholders ("Annual Meeting") at which such Director is first elected or the day following the first Annual Meeting after such Eligible Director is first elected or appointed by the Board to be a Director, whichever is applicable, and (b) 6,000 shares of Stock (as adjusted pursuant to Paragraph 16) shall be granted to each Eligible Director on the date the Plan is adopted, other than Eligible Directors first elected on such date (together with those grants set forth in clause (a),
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hereinafter referred to as "Initial Grants"); provided, that if an Eligible
Director who previously received an Initial Grant terminates service as a Director and is subsequently elected or appointed to the Board, such Director shall not be eligible to receive a second Initial Grant, but shall be eligible to receive only Annual Grants as provided in this Paragraph 6, beginning with the Annual Meeting held during the fiscal year immediately following the year in which such Director was reelected or appointed. If, however, the Chairman of the Board of the Company determines, in his sole discretion following discussions with the Company's legal counsel, that the Company is in possession of material, nonpublic information about the Company, then the Initial Grant and Annual Grant to the Eligible Directors shall be suspended until the second trading day after public dissemination of such information.

          Annual Grants -- An Option to purchase 4,000 shares of Stock (as adjusted pursuant to Paragraph 16) shall be granted to each Eligible Director as an annual retainer fee for service as a member of the Company's Board of Directors (each, an "Annual Grant"). Such Option shall be granted the day following each Annual Meeting or the day following the first Annual Meeting after such Eligible Director is first elected or appointed by the Board to be a director, whichever is applicable. If, however, the Chairman of the Board of the Company determines, in his sole discretion following discussions with the Company's legal counsel, that the Company is in possession of material, nonpublic information about the Company, then such grant shall be delayed until the second trading day after public dissemination of such information.

          7. OPTION PRICE; FAIR MARKET VALUE. The price at which shares of Stock may be purchased by an Eligible Director pursuant to an Option (the "Optionee") shall be the fair market value of the shares of Stock on the date the Option is granted. For all purposes of this Plan, the "fair market value" of the Stock shall be the mean of the highest and lowest selling prices of the Stock as reported in The Wall Street Journal for the last trading day before the date as of which such fair market value is to be determined. No Option may be repriced.

          8. DURATION OF OPTIONS. The term of each Option hereunder shall be ten years, and no Option shall be exercisable after the expiration of ten years from the date such Option is granted. An Option shall expire immediately following the last day of which such Option is exercisable pursuant to this Paragraph 8.

          9.  AMOUNT EXERCISABLE.

          (a) No Option shall be exercisable earlier than six months from the date of grant.

          (b) An Option becomes exercisable according to the following schedule:

                Period from                   Portion of Grant That
                the Date the                   Becomes Exercisable
               Option is Granted                 after Such Period
               -----------------               ---------------------

              One year after grant                    33 1/3%
              Two years after grant                   33 1/3%
              Three years after grant                 33 1/3%

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    10.  EXERCISE OF OPTIONS.  Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, wire transfer, certified check, bank draft or postal or express money order payable to the order of the Company (the "Acceptable Funds") for an amount equal to the Option price of such shares of Stock, or at the election of the Optionee, by exchanging shares of Stock owned by the Optionee, so long as the exchanged shares of Stock plus Acceptable Funds paid, if any, have a total fair market value (determined in accordance with Paragraph 7, as of the date of exercise) equal to the purchase prices for such shares to be acquired upon exercise of said Option, and specifying the address to which the certificates for such shares are to be mailed. Whenever an Option is exercised by exchanging shares of Stock theretofore owned by the Optionee: (1) no shares of Stock received upon exercise of that Option thereafter may be exchanged to pay the Option price for additional shares of Stock within the following six months; and (2) the Optionee shall deliver to the Company certificates registered in the name of such Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates, with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange. Such notice may be delivered in person to the Secretary of the Company, or may be sent by mail to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is received. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to this Paragraph 10. The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising such Option provide the Company with such information as the Company might reasonably request pertaining to such exercise, sale or other disposition.

    11. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution. Options shall be exercisable, during the Optionee's lifetime, only by the Optionee or his legal guardian or representative.

    12. TERMINATION OF DIRECTORSHIP OF OPTIONEE. If, before the date of expiration of the Option, the Optionee shall cease to be a director of the Company, the Option shall terminate on the earlier of such date of expiration or one year after the date of ceasing to serve as a director. In such event, the Optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to ceasing to serve as a director; however, in the event that the Optionee has ceased to serve as a director on or after attaining the age of sixty-two (62) years, the Optionee shall be entitled to exercise all or any part of such Option (without regard to any limitations imposed pursuant to Paragraph 9(b) hereof, but subject to Paragraph 9(a)). Upon the death of the Optionee, his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations imposed pursuant to Paragraph 9(b) hereof, but subject to Paragraph 9(a)).

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    13.  REQUIREMENTS OF LAW.  The Company shall not be required to issue any shares under any Option or as partial payment for annual retainer fees if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority.

    14. NO RIGHTS AS STOCKHOLDER. No Optionee shall have rights as a stockholder with respect to shares covered by any Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

    15. NO EMPLOYMENT OR NOMINATION OBLIGATION. The granting of any Option shall not impose upon the Company or its stockholders any obligation to employ any Optionee or to continue to nominate any Optionee for election as a director of the Company.

    16. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    If the Company shall effect a subdivision or consolidation or shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, an equivalent total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved the number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

    After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares into which such Option would have been so exercisable in the absence of such event, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Stock equal to the number and class of shares into which such Option shall be so exercised.

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    If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets to another corporation and is liquidated while unexercised Options remain outstanding under the Plan, (i) after the effective date of such merger, consolidation or sale and liquidation, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of the Stock, shares of such stock or other securities as the holders of shares of such class of Stock received pursuant to the terms of the merger, consolidation or sale; and (ii) notwithstanding Paragraph 9(b) hereof, but subject to Paragraph 9(a), all Options, from and after the date of any agreement regarding such merger, consolidation, or sale and liquidation, as the case may be, shall be exercisable in full prior to the effective date of such merger, consolidation or sale or liquidation.

    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

    17. TERMINATION AND AMENDMENT OF PLAN. The Board of Directors of the Company may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment shall be made more than once every six months that would change the amount, price or timing of the Initial and Annual Grants, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder; and provided, further, to the extent required to qualify the Plan under Rule 16b-3, no amendment that would (a) materially increase the number of shares of Stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the holders of a majority of the voting stock of the Company, present in person or by proxy and entitled to vote thereon.

    18. WRITTEN AGREEMENT. Each Option granted hereunder of Stock issued hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the Eligible Director and by the Chairman of the Board, any Co-Chief Executive Officer or any Vice President of the Company for and in the name and on behalf of the Company.

    19. ADOPTION, APPROVAL AND EFFECTIVE DATE OF PLAN. The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the stockholders of the Company.

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    20.  GOVERNING LAW.  This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and shall be construed accordingly.

    21. COMPLIANCE WITH SEC REGULATIONS. It is the Company's intent that the Plan comply in all respects with Rule 16b-3, and any successor rule pursuant thereto. If any provision of this Plan is later found not to be in compliance with Rule 16b-3, the provision shall be deemed null and void. All grants of Options and all exercises of Options under this Plan shall be executed in accordance with the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and any regulations promulgated thereunder.

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